DEM, Inc.
------------------------------------------------------------------------------







                                     DEM, INC.

                                   ANNUAL REPORT

                                 DECEMBER 31, 1997









------------------------------------------------------------------------------

                         ARTHUR ANDERSEN LLP

                 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of DEM, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of portfolio investments, of DEM, Inc. (a Maryland corporation), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of DEM, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



/s/ ARTHUR ANDERSEN LLP


Baltimore, Maryland,
  February 10, 1998

                                DEM, INC.

                   STATEMENT OF ASSETS AND LIABILITIES

                         AS OF DECEMBER 31, 1997


ASSETS:
  Common stock investments (cost $14,746,243)                             $17,204,656
  Cash and cash equivalents                                                   781,551
  Interest receivable                                                             166
  Prepaid expenses                                                             10,386
  Deferred organizational costs, net (Note 2)                                  29,809
                                                                         -------------
        Total assets                                                       18,026,568
                                                                         -------------
LIABILITIES:
  Payable for investments purchased                                            46,350
  Accounts payable and accrued expenses                                        30,461
                                                                         -------------
        Total liabilities                                                      76,811
                                                                         -------------
NET ASSETS - equivalent $15.63 per share on 1,148,776 shares
  of common stock outstanding                                             $17,949,757
                                                                         -------------
SUMMARY OF SHAREHOLDERS' EQUITY (Note 4):
   Common stock, $.00001 par value, 500,000,000 shares
     authorized, 1,148,776 shares issued and outstanding                  $        11
   Additional paid-in capital                                              16,526,177
   Accumulated net realized loss on investments                              (274,238)
   Unrealized gain on investments                                           2,458,413
   Undistributed investment income, net                                      (760,606)
                                                                         -------------
         Net assets applicable to outstanding common stock                $17,949,757
                                                                         -------------


          The accompanying notes are an integral part of this statement.

                                DEM, INC.


                         STATEMENT OF OPERATIONS

                  FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Dividend income (net of withholding tax of $1,276)                      $    28,468
  Interest income (Note 2)                                                     10,076
                                                                         -------------
        Total investment income                                                38,544
                                                                         -------------
EXPENSES:
  Advisory fees (Note 3)                                                      117,473
  Transfer agent fees                                                          30,899
  Legal and auditing fees                                                      65,429
  Directors' fees and expenses                                                 18,429
  Organizational expenses                                                       9,933
  Administrative fees (Note 3)                                                 19,579
  Custodian fees                                                                7,907
  Insurance expenses                                                            8,422
  Marketing expenses                                                            8,602
  Other expenses                                                               46,691
                                                                         -------------
        Total expenses                                                        333,364
                                                                         -------------
        Net investment loss                                                  (294,820)
                                                                         -------------
REALIZED LOSS AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized loss on investments                                           (687,578)
  Unrealized gain on investments                                            2,469,085
                                                                         -------------
        Net gain on investments                                             1,781,507
                                                                         -------------
        Net increase in net assets resulting from operations              $ 1,486,687
                                                                         -------------


          The accompanying notes are an integral part of this statement.

                                DEM, INC.

                   STATEMENTS OF CHANGES IN NET ASSETS

              FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                              1997           1996
                                                                         ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment loss                                                    $  (294,820)   $  (148,428)
  Net realized (loss) gain on investments                                   (687,578)       413,340
  Unrealized gain (loss) on investments                                    2,469,085        (10,672)
                                                                         ------------   ------------
        Net increase in net assets resulting from operations               1,486,687        254,240
                                                                         ------------   ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                                    (302,021)       (17,222)
                                                                         ------------   ------------
        Net decrease in net assets resulting from distribution
           to shareholders                                                  (302,021)       (17,222)
                                                                         ------------   ------------
CAPITAL SHARE TRANSACTIONS (Note 4):
   Common shares issued, net of issuance costs                             5,739,892      6,044,996
   Common shares issued in reinvestment of dividends                              47            338
                                                                         ------------   ------------
        Net increase in net assets resulting from capital
          shares transactions                                              5,739,939      6,045,334
                                                                         ------------   ------------
TOTAL INCREASE IN NET ASSETS                                               6,924,605      6,282,352
NET ASSETS, beginning of year                                             11,025,152      4,742,800
                                                                         ------------   ------------
NET ASSETS, end of year                                                  $17,949,757    $11,025,152


         The accompanying notes are an integral part of these statements.

                                   DEM, INC.

                        NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997


1.   ORGANIZATION:

DEM, Inc. (the Company) was incorporated on October 20, 1995, in the State of Maryland and is registered as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended.

The principal investment objective of the Company is long-term growth through capital appreciation. Both capital appreciation and income will be considered in the selection of investments, but primary emphasis is on capital appreciation. The Company retains maximum flexibility as to the types of investments it may make and it is permitted to invest in portfolio companies with large and small market capitalizations. The Company, however, seeks to invest a substantial portion of its assets in securities of domestic emerging companies with smaller market capitalizations. There can be no assurance that the Company's objectives will be achieved. The Company's investment objectives and policies may be changed by the Board of Directors without the approval of shareholders. Most of the Company's investments are expected to be in marketable common stocks or marketable securities convertible into common stock traded on an exchange or in the over-the-counter markets.

While the primary objective of the Company is to seek long-term growth through capital appreciation, the Company may invest its assets in income producing securities such as non-convertible preferred stock, bonds, debentures, notes and other similar securities, if the Investment Adviser deems such investments advisable.

2.  SIGNIFICANT ACCOUNTING POLICIES:

Security Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Cash and Cash Equivalents

Cash and cash equivalents as of December 31, 1997, consist of funds invested in the money market funds stated at cost which is market.

Deferred Organizational Costs

Costs incurred to organize the Company have been deferred and are amortized on a straight-line basis over a five-year period starting in 1996. Accumulated amortization cost as of December 31, 1997, was $9,933.

Income Taxes

The Company elected to be treated as a regulated investment company (a RIC) for Federal income tax purposes in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Company must satisfy certain tests regarding the source of its income, diversification of its assets and distribution of its income. If the Company otherwise qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income, then the Company will not be subject to Federal income tax on the income so distributed. However, the Company would be subject to corporate income tax on any undistributed income. In addition, the Company will be subject to a nondeductible 4% excise tax on the amount by which the amount it distributes in any calendar year is less than a statutorily-designated, required amount of its regulated investment company income and its capital gain net income (generally 98%).

Other

The Company follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses in the financial statements and the disclosure of contingent assets and liabilities. While actual results could differ from those estimates, management believes that actual results will not be materially different from amounts provided in the accompanying financial statements.

3.   INVESTMENT ADVISORY AGREEMENT:

The investment adviser to the Company is Chapman Capital Management, Inc. (the Investment Advisor and CCM). The President of the Company is also the President and a Board Member of CCM. Pursuant to an Investment Advisory Agreement, the Investment Advisor receives an advisory fee from the Company at an annual rate of .90% of the average weekly net assets of the Company. CCM also serves as the Company's administrator and is compensated for those services at an annual rate of .15% of the average weekly net assets of the Company.

4.   CAPITAL SHARE TRANSACTIONS:

As of December 31, 1997, there were 500,000,000 shares of $.00001 par value capital stock authorized and additional paid-in capital aggregated $16,526,177.

Transactions in capital stock for the year ended December 31, were as follows:

                                                 Shares                    Dollar Value
                                         ----------------------       ---------------------------
                                            1997         1996            1997             1996
                                         ----------   ---------       ------------    -----------
     Shares sold                          370,960      433,333        $ 5,739,892     $ 6,044,996
     Shares issued as reinvestment
       of dividends                             3           23                47              338
                                         ----------   ---------       ------------    -----------
     Net increase                         370,963      433,356        $ 5,739,939     $ 6,045,334
                                         ----------   ---------       ------------    -----------
                                         ----------   ---------       ------------    -----------


The dollar amounts in the above table are net of sales commissions and fees of $432,008 paid to The Chapman Co. (Chapman) for underwriting management fees and broker commissions.

The Company has a dividend reinvestment plan (the Plan). Shockholders of record, whose shares are registered in his or her name, will automatically be a participant in the Plan, unless the shockholder specifically elects to receive dividends and capital gains in cash paid by check. The Company instructs the stock transfer agent to buy shares in the open market or to issue new shares. When the Company issues new shares, the price is equal to the last sale price at the close of the previous trading day. If there is no sale on that date, then the mean between the closing bid and asked quotations for such common stock on such date is used.

5.   DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

On January 31, 1997, and April 18, 1997, a distribution of $.19, aggregating $147,784 and $154,237, respectively, was declared from net investment income during 1997. The dividends were paid on February 28, 1997, and May 23, 1997, respectively, to shareholders of record on February 14, 1997, and May 9, 1997, respectively.

6.   RELATED PARTY TRANSACTIONS:

Included in the accompanying statement of operations for the year ended December 31, 1997, is $137,052 of investment advisory and administrative fees related to the Investment Advisory Agreement discussed in Note 3, of which $16,008 are included in accounts payable and accrued expenses in the accompanying statement of assets and liabilities as of December 31, 1997. Also included in accounts payable and accrued expenses as of December 31, 1997, is $19 payable to Chapman and $1,300 payable to CCM for costs paid on behalf of the Company. Commissions on trading activity of $22,872 were paid to Chapman for the year ended December 31, 1997.

                                  DEM, INC.

                      STATEMENT OF PORTFOLIO INVESTMENTS

                           AS OF DECEMBER 31, 1997

   Shares                                                                    Value
-----------                                                              -------------
                 CASH AND MONEY MARKETS - 4.3%:
                   Cash - 4.1%                                            $   744,268
                   Fidelity U.S. Treasury Portfolio II - .2%                   37,283
                                                                         -------------
                         Total money markets                                  781,551
                                                                         -------------
                 COMMON STOCK - 95.7%:
                   Apparel - 1.0%
    15,000             Supreme International Corp.*                           187,500
                                                                         -------------
                                                                              187,500
                                                                         -------------
                 Banking - 11.5%
    11,000         Capital Bancorp FLA                                        635,937
     5,500         Carver Bancorp, Inc.                                        89,375
     1,000         GBC Bancorp*                                                63,750
     1,000         Jeffbanks Inc.                                              46,000
    25,000         Popular Inc.                                             1,237,500
                                                                         -------------
                                                                            2,072,562
                                                                         -------------
                 Communications - 3.7%
     7,000          Digital Link Corp.*                                        67,375
    26,000          Mastec, Inc.*                                             594,750
                                                                         -------------
                                                                              662,125
                                                                         -------------
                 Consumer Products - 3.8%
    30,000         Movado Group                                               690,000
                                                                         -------------
                 Consumer Services - 3.1%
     5,000         Complete Business Solutions, Inc.*                         217,500
     1,000         M/A/R/C Inc.                                                18,000
    12,000         Vincam Group, Inc.*                                        319,500
                                                                         -------------
                                                                              555,000
                                                                         -------------
                 Environmental Services - 1.4%
    12,500         Tetra Tech, Inc.*                                          250,000
                                                                         -------------
                 Financial Services - 1.3%
    10,000         Capital Factor Holdings, Inc.*                             190,000
     1,250         Oriental Financial Group, Inc.*                             36,953
                                                                         -------------
                                                                              226,953
                                                                         -------------


        The accompanying notes are an integral part of this statement.

                                  DEM, INC.

                      STATEMENT OF PORTFOLIO INVESTMENTS

                           AS OF DECEMBER 31, 1997


   Shares                                                                    Value
-----------                                                              -------------

                 COMMON STOCK (Continued):
                   Furniture - 5.6%
    10,000           Ethan Allen Interiors, Inc.                          $ 1,002,625
                                                                         -------------
                   Healthcare - 1.7%
     7,000           Pediatrix Medical Group                                  299,250
                                                                         -------------
                   Media/Publishing - 8.2%
    18,000           BET Holdings*                                            983,250
     7,000           Univision Communications, Inc.*                          488,688
                                                                         -------------
                                                                            1,471,938
                                                                         -------------
                   Pharmaceutical - 6.7%
    10,000           Theragenics Corp.*                                       360,000
    26,000           Watson Pharmaceuticals Inc.*                             843,375
                                                                         -------------
                                                                            1,203,375
                                                                         -------------
                   Retail - 6.3%
    32,000           CHS Electronics, Inc. *                                  548,000
    20,000           Wet Seal, Inc.*                                          590,000
                                                                         -------------
                                                                            1,138,000
                                                                         -------------
                   Software and Technology Service - 18.7%
     2,000           Ace Communications Corp.*                                 23,625
    20,000           Autodesk Inc.                                            740,000
    24,000           Computer Associate International                       1,272,000
    10,000           I2 Technologies, Inc.*                                   527,500
     8,000           Information Management Resources, Inc.*                  300,000
    10,000           Integrated Systems, Inc.*                                137,500
    10,000           Quickresponse Services, Inc.*                            370,000
                                                                         -------------
                                                                            3,370,625
                                                                         -------------


*  Non-income producing for the year ended December 31, 1997.


        The accompanying notes are an integral part of this statement.

                                     DEM, INC.

                        STATEMENT OF PORTFOLIO INVESTMENTS

                              AS OF DECEMBER 31, 1997


   Shares                                                                    Value
-----------                                                              -------------


                 COMMON STOCK (Continued):
                   Technology - 18.1%
    25,000           ESS Tech, Inc.*                                          189,844
    12,000           Gemstar International Group Ltd.*                        292,500
    25,000           Lattice Semiconductor Corp.*                           1,184,375
    35,000           Osicom Technologies, Inc.*                                75,469
    22,000           Solectron Corp.*                                         914,375
    17,050           Trident Microsystems, Inc.*                              154,515
    22,000           Yurie Systems, Inc.*                                     444,125
                                                                         -------------
                                                                            3,255,203
                                                                         -------------
                   Textile - 3.5%
    20,000           Warnaco Group, Inc., Class A                             627,500
                                                                         -------------
                   Transportation - 1.1%
     8,000           Atlas Air Inc.*                                          192,000
                                                                         -------------
                       Total common stock                                  17,204,656
                                                                         -------------
                       Total investments                                  $17,986,207
                                                                         -------------


*  Non-income producing for the year ended December 31, 1997.


          The accompanying notes are an integral part of this statement.

                                     DEM, INC.

                               FINANCIAL HIGHLIGHTS

               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


                                                                   1997           1996          1995
                                                                ----------    -----------   ----------
PER SHARE DATA:
     Net asset value on issuance of shares                      $      -      $      -      $   13.97
                                                                ----------    -----------   ----------

     Dilutive effect from shares-
       Organizational costs                                            -             -           (.21)
                                                                ----------    -----------   ----------
     Investment income                                                .04           .30           .01
     Expenses                                                        (.38)         (.72)           -
                                                                ----------    -----------   ----------
           Net investment (loss) income                              (.34)         (.42)          .01
     Distributions from net investment income                        (.35)         (.05)           -
     Net realized and unrealized gain on securities                  2.15           .87            -
                                                                ----------    -----------   ----------
               Net increase in net asset value                       1.46           .40           .01

     Net asset value-
       Beginning of year                                            14.17         13.77            -
                                                                ----------    -----------   ----------
       End of year                                              $   15.63     $   14.17     $   13.77
                                                                ----------    -----------   ----------

Weighted average shares outstanding during the year               867,122       349,219       344,457
                                                                ----------    -----------   ----------
Per share market value, end of period                           $   16.13     $   15.50     $   15.00
                                                                ----------    -----------   ----------
Total investment return                                              9.89%         3.68%           - %
                                                                ----------    -----------   ----------

RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                           2.30%         3.21%          .04%
  Net investment (loss) income                                      (2.04)%       (1.89)%        1.45%
  Average commission rate paid                                       5.00%         4.38%           - %
  Portfolio turnover rate                                           18.50%       332.60%           - %
SUPPLEMENTAL DATA:
  Net assets, end of the period                               $17,949,757   $11,025,152    $4,742,800
                                                              -----------   -----------    ----------


        The accompanying notes are an integral part of this statement.

                 RESULTS OF THE ANNUAL SHAREHOLDERS MEETING

DEM, Inc.'s Annual meeting of shareholders was held on June 6, 1997. At that meeting the following directors were nominated and elected to serve on the board until their respective terms expire. Each director received 736,306 votes for, 0 votes against, 75,469 votes withheld, 0 votes abstained and 0 broker non-votes.

                Nathan A. Chapman, Jr.               2000
                Lottie L. Shackelford                1999
                James B. Lewis                       1998
                Robert L. Wallace                    1999
                Ronald A. White                      2000


Arthur Andersen LLP shall serve as independent auditors for the Company with 736,306 votes for, 0 votes against, 75,469 votes withheld, 0 votes abstained and 0 broker non-votes.

                                   RISK FACTORS

          Investors should consider the following risk factors associated with an investment in the Company.

          An investment in the Company's shares does not constitute a complete investment program since it involves the greater market risks inherent in seeking higher returns and is not recommended for short-term or risk averse investors. No assurance can be given that securities of small emerging companies will appreciate, that a sufficient number of appropriate investments will be available or that the Company's particular investment choices will be successful. The prices of securities in which the Company may invest may also be more volatile than securities of issuers with larger market capitalizations and the Company's net asset value may therefore be subject to greater fluctuation than other investment companies that invest in equity securities.

Investment in Small Companies

          Because the Company intends to invest substantially all of its assets in securities of emerging companies with small market capitalizations, an investor should be aware of certain special considerations and risk factors relating to investments in such companies. No assurance can be given that securities of small emerging companies will appreciate, that a sufficient number of appropriate investments will be available or that the Company's particular investment choices will be successful. Investors should also be aware of considerations and risks relating to the Company's investment practices. An investment in the Company should not itself be considered a balanced investment program and is intended to provide diversification as part of a more complete investment program. The Company is intended for long-term investors not seeking current income, who have the financial ability to accept greater investment risk in exchange for the potential of higher than average, long-term capital appreciation.

          Investing in small capitalization stocks can involve greater risk than is customarily associated with investing in securities of larger, more established companies. Small emerging companies may be subject to greater earnings fluctuation, lack of established markets for products or services, more limited financial resources and less depth of experienced management. Securities of small emerging companies generally have more limited marketability and may be subject to greater price volatility than securities of larger companies. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Transaction and trading costs in smaller capitalization stocks may be higher than those of larger capitalization companies, primarily because of more limited volumes and fewer active market markers. These risks are in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. Furthermore, such companies are often traded on markets such as the OTC Bulletin Board-SM- and the Pink Sheets-SM- where the trading market is thinner and the spread between bid and offer prices is often larger than on the major exchanges or Nasdaq system. The nature of these trading markets may limit the flexibility of the Company to divest of portfolio securities quickly and at a reasonable price in response to market conditions.

Limited Experience of the Investment Adviser

          The Investment Adviser has acted as investment manager for various balanced and equity portfolios. Further, the Investment Adviser has acted and is currently acting as an investment adviser and manager for The Chapman Funds, Inc., an open-end, diversified management investment company which currently offers one money market fund. However, prior to advising the Company, the Investment Adviser had not acted as an adviser to a closed-end management investment company.

Non-Diversified Status

          The Company is classified as a non-diversified management investment company under the 1940 Act, which means that the Company is not limited by that Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Company complies and intends to continue to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "TAXATION" in the Company's Statement of Additional Information. As a non-diversified investment company, the Company may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

Lower Rated Securities

          The Company may invest in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC or lower by S&P or "Caa" or lower by Moody's or non-rated securities of comparable quality. These debt securities are predominantly speculative, involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds." See Appendix A.

Special Factors Relating to Closed-End Companies

          The Company is a non-diversified, closed-end management investment company designed for long-term investment and investors should not consider it as a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from net asset value. See "INVESTMENT OBJECTIVES AND POLICIES."

Potential Conflict of Interest

          The Company may utilize The Chapman Co., a broker-dealer registered under the Securities and Exchange Act of 1934 and a member of the National Association of Securities Dealers, in connection with the purchase or sale of portfolio securities in certain circumstances. As of February 26, 1998, the Investment Adviser is a wholly-owned subsidiary of Chapman Capital Holdings, Inc. Mr. Nathan A. Chapman, Jr., the President and Chairman of the Board of Directors of the Company, is also the President and Chairman of the Board of Directors of the Investment Adviser and Chapman Capital Holdings, Inc. The
Chapman Co. is a wholly-owned subsidiary of Chapman Holdings, Inc.   Mr.
Nathan A. Chapman, Jr. is also the President and Chairman of the Board of Directors of The Chapman Co. and the controlling shareholder,

President and Chairman of the Board of Directors of Chapman Holdings, Inc. See "MANAGEMENT OF THE COMPANY--Investment Adviser" below and "OFFICERS AND DIRECTORS" in the Company's Statement of Additional Information. Mr. Chapman owns approximately 92% of the equity and has the right to cast approximately 92% of the votes entitled to be cast by stockholders of Chapman Capital Holdings, Inc. Accordingly, these relationships represent a potential conflict of interest with respect to commissions and other fees on brokerage transactions conducted on the Company's behalf by The Chapman Co. A majority of the Company's board of directors are independent directors and such directors have adopted procedures in compliance with the Investment Company Act of 1940 to address such conflict. See INVESTMENT ADVISORY AND OTHER SERVICES" and "BROKERAGE AND PORTFOLIO TRANSACTIONS" in the Company's Statement of Additional Information.

                            DIVIDEND REINVESTMENT PLAN

     1. Each holder of shares (a "Shareholder") of common stock, par value .00001 per share (the "Common Stock"), in DEM, Inc. (the "Fund") whose Fund shares are registered in his or her own name will automatically be a participant ("Participant") in the Dividend Reinvestment Plan (the "Plan"), unless any such Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker-dealer or any nominee (the "Nominee") will be a Participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. The Chapman Co. intends to make such an election on behalf of Shareholders whose shares are registered in its name, as Nominee, unless a Shareholder specifically instructs his or her broker to pay dividends and capital gains in cash. FPS Services, Inc. (the "Agent") will act as agent for Participants and will open an account under the Plan for each Participant in the same name as such Participant's Common Stock is registered on the books and records of the transfer agent for the Common Stock.

     2. Whenever the Fund declares a capital gains distribution or an income dividend payable in shares of Common Stock or cash, Participants will receive such distribution or dividend in the manner described in paragraph 3 below as determined on the date such distribution or dividend becomes payable. At the time of these dividends and distributions, income and capital gains are realized, although cash is not received by the shareholder.

     3. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share at the time shares of Common Stock are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, Participants will be issued shares of Common Stock valued at the greater of (i) the net asset value per share most recently determined or (ii) 95% of the then current market price. Participants will receive any such distribution or dividend entirely in shares of Common Stock, and the Agent shall automatically receive such shares of Common Stock, including fractions, for all Participants' accounts. If the net asset value per share of the Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund should declare a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with The Chapman Co. will, as purchasing agent (the "Purchasing Agent") for the Participants, buy shares of Common Stock in the open market, on the NASDAQ Smallcap Market (the "NASDAQ") or elsewhere, for each Participant's account. If, following the commencement of such purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value per share.

     Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining shares.

     The Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of Common Stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the Federal securities laws.

     4. For all purposes of the Plan: (a) the market price of the Fund's Common Stock on a particular date shall be the last sale price on the NASDAQ at the close of the previous trading day or, if there is no sale on the NASDAQ on that date, then the mean between the closing bid and asked quotations for such Common Stock on the NASDAQ on such date and (b) net asset value per share of Common Stock on a particular date shall be as determined by or on behalf of the Fund.

     5. The open market purchases provided for above may be made on any securities exchange where the shares of Common Stock of the Fund are traded in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Purchasing Agent shall determine. Funds held by the Purchasing Agent uninvested will not bear interest, and it is understood that, in any event, the Purchasing Agent shall have no liability in connection with any inability to purchase shares of Common Stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Purchasing Agent shall have no responsibility as to the value of the shares of Common Stock of the Fund acquired for any Participant's account.

     6. The Agent will hold shares of Common Stock acquired pursuant to the Plan in noncertificated form in the Participant's name. The Agent will forward to each Participant any proxy solicitation material and will vote any shares of Common Stock so held for each Participant only in accordance with the proxy returned by any such Participant to the Fund. Upon any Participant's written request, the Agent will deliver to her or him, without charge, a certificate or certificates for the full shares of Common Stock.

     7. The Agent will confirm to each Participant acquisitions made for his or her account as soon as practicable but not later than 60 days after the date thereof. Although a Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for fractional shares will be issued. However, dividends and distributions on fractional shares of Common Stock will be credited to Participants' accounts. In the event of termination of a Participant account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the shares of Common Stock at the time of termination.

     8. Any stock dividends or split shares distributed by the Fund on shares of Common Stock held by the Agent for any Participant will be credited to such Participant's account. In the event that the Fund makes available to Participants rights to purchase additional shares of Common Stock or other securities, the Agent will sell such rights and apply the proceeds of the sale to the purchase of additional shares of Common Stock of the Fund for the account of Participants.

     9. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

     10. Any Participant may withdraw shares from such Participant's account or terminate such Participant's account under the Plan by notifying the Agent in writing. Such withdrawal or termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective, with respect to any subsequent dividend or distribution, on the first trading day after the dividends paid for such record date have been credited to the Participant's account. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any withdrawal or termination, the Agent will cause to be delivered to each Participant a certificate or certificates for the appropriate number of full shares and a cash adjustment for any fractional share (valued at the market value of the shares at the time of withdrawal or termination); provided, however, that any Participant may elect by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of the shares in question and remit the proceeds to such Participant, net of any brokerage commissions. A $5.00 fee will be charged by the Agent upon any cash withdrawal or termination, and the Agent is authorized to sell a sufficient number of the Participant's shares to cover such fee and any brokerage commissions on such sale.

     11. These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, with respect to any such Participant, prior to the effective date thereof, the Agent receives written notice of the termination of that Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for Participants' accounts, all dividends and distributions payable on the shares of Common Stock held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

     12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damages due to errors unless such error is caused by its or its employees' gross negligence, bad faith or willful misconduct.

     13. The Participant shall have no right to draw checks or drafts against such Participant's account or to give instructions to the Plan Agent in respect of any shares or cash held therein except as expressly provided herein.

     14. The Participant agrees to notify the Plan Agent promptly in writing of any change of address. Notices to the Participant may be given by the Plan Agent by letter addressed to the Participant as shown on the records of the Plan Agent.

     15. This Agreement and the account established hereunder for the Participant shall be governed by and construed in accordance with the laws of the State of Maryland and the Rules and Regulations of the Securities and Exchange Commission, as they may be changed or amended from time to time.

                        APPENDIX A - CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

Aaa Bonds that are rated Aaa are judged to be of the best quality. they carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess may favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers (l, 2, and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

     Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

     In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

"AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.